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                                                                     EXHIBIT 3.9

                               STATE OF INDIANA
                       OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF ORGANIZATION

                                      OF

                            HAMMOND RESIDENTIAL LLC

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Organization of the above limited liability company have been presented to me at my office accompanied by the fees prescribed by law and that I have found such Articles conform to the provisions of the Indiana Business Flexibility Act, as amended.

NOW, THEREFORE, I hereby issue to such limited liability company this Certificate of Organization, and further certify that its existence will begin February 23, 1998.



                                    In Witness Whereof, I have hereunto set my
                                    hand and affixed the seal of the State of
                                    Indiana, at the City of Indianapolis, this
                                    Twenty-third day of February, 1998.
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                               STATE OF INDIANA
                           ARTICLES OF ORGANIZATION
                                     OF A
                      DOMESTIC LIMITED LIABILITY COMPANY


1.  The name of the limited liability company is Hammond Residential LLC.

2. The limited liability company's registered agent and office in Indiana is Rick S. Mazer, 825 Empress Drive, Hammond, IN 46320

3. If not of perpetual duration, the latest date on which the limited liability company will dissolve is 12/31/2048.

4.  The limited liability company does not have a manager.

Dated: February 20, 1998



/s/ Suzanne L. Saxman                             Suzanne L. Saxman, Organizer
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signature                                         name, title

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                                    [SEAL]

                               STATE OF INDIANA
                       Office of the Secretary of State

I hereby certify that this is a true and complete copy of the two (2) page document(s) as filed in this office.

      DATED   6/12/, 1998

       /s/ Sue Anne Gilroy
--------------------------------------
      Secretary of State

By: /s/ [Signature Illegible]^^
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This Certification Stamp replaces our previous Certification System.